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                                                                    Exhibit 10.2

                            OFFERING AGENT AGREEMENT
                            ------------------------

     OFFERING AGENT AGREEMENT (the "Agreement") dated as of the 30/th/ day of January 2002, by and between TOWER TECH, INC., an Oklahoma corporation (the "Company") and TAGLICH BROTHERS, INC. (the "Offering Agent").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, in reliance upon the representations, warranties, terms and conditions hereinafter set forth, the Offering Agent will use its best efforts to sell a minimum of 2,000,000 shares (the "Minimum Amount") and a maximum of 2,250,000 shares of the Company's newly issued (the "Offered Shares") (the "Maximum Amount") common stock, $.01 par value per share (the "Common Stock"), at $2.00 per share (the "Price"); and

     WHEREAS, the Offered Shares are being issued pursuant to the Prospectus and Exhibits thereto dated January 11, 2002, including without limitation, the Company's Plan of Reorganization (the "Plan") and the Disclosure Statement supporting the Plan (the "Disclosure Statement"), as each of the same may be amended and/or supplemented from time to time (collectively, the "Prospectus"); and

     WHEREAS, the Offered Shares are being issued pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act") under Section 1145 of the United States Bankruptcy Code and the Order of the Bankruptcy Court in the Western District of Oklahoma dated January 8, 2002 (the "Order").

     NOW, THEREFORE, in consideration of the premises and the respective promises hereinafter set forth, the Company and the Offering Agent hereby agree as follows:

     1.   Sale and Purchase of Offered Shares.
          ------------------------------------

          (a) Subject to the terms and conditions of this Agreement, the Company, in conjunction with the Offering Agent, shall sell the Offered Shares.

          (b) The initial sale and purchase described in Paragraph 1(a) of this Agreement shall take place at a closing (the "Closing") at the offices of Ruskin, Moscou, Evans & Faltischek, P.C., 190 EAB Plaza, East Tower, 15th Floor, Uniondale, New York 11556 or such other place as shall be acceptable to the Company and the Offering Agent on such date or dates as the Offering Agent shall advise the Company on two (2) business days notice or such shorter notice as shall be reasonably acceptable to the Company. Subsequent sales and purchases of the Offered Shares up to the Maximum Amount shall take place at one or more Closings held on such dates as the Company and Offering Agent shall mutually determine. All Closings pursuant to this

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Agreement shall occur not later than February 28, 2002, unless such date is extended for up to thirty (30) days by mutual agreement of the Company and the Offering Agent, in their sole and absolute discretion. The initial Closing hereunder shall be referred to as "Initial Closing", the final Closing hereunder shall be referred to as "Final Closing" and the date of the Final Closing shall be referred to as the "Final Closing Date".

          (c) All defined terms used in this Agreement which are not otherwise defined shall have the meanings ascribed to them in the Prospectus.

     2.   Payment. At each Closing, the Company or its agent shall deliver to
          -------
Offering Agent, the original executed Offered Shares being purchased, against its receipt of payment therefor by certified or bank check drawn on a bank located in the United States, or by Federal wire transfer, in the amount of the aggregate purchase price for the Offered Shares being sold, less the amount of fees payable to the Offering Agent pursuant to Paragraph 10(a) of this Agreement. All Offered Shares shall be issued in the respective names of the purchasers thereof in accordance with instructions provided by the Offering Agent not later than two (2) days before the day of Closing.

     3.   Representations and Warranties of the Company. The Company hereby
          ---------------------------------------------
represents and warrants to and covenants and agrees with the Offering Agent, as of the date hereof and as of the date of each Closing, as follows:

          (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Oklahoma and is qualified and in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted by the Company or the property owned or leased by the Company requires such qualification. The Company has no subsidiaries except for Tower Tech do Brasil and does not own any equity interest and has not made any loans or advances to or guarantees of indebtedness to any person, corporation, partnership or other entity out of the ordinary course of the Company's business.

          (b) The authorized capital of the Company consists of 10,000,000 shares of Common Stock, of which, as of the date of this Agreement, (i) no shares of Common Stock are issued and outstanding, (ii) no shares of Common Stock are held in treasury, and (iii) except for (X) the MISOP (as defined in the Disclosure Statement), (Y) shares reserved for issuance upon exercise of warrants granted to holders of Old Common Stock (as defined in the Plan), and
(Z) shares reserved for issuance upon exercise of warrants granted to the Offering Agent and its designees, no shares of Common Stock have been reserved for issuance upon exercise of any debentures, options, warrants and other rights to acquire Common Stock. Except as set forth in the Prospectus and the Exhibits thereto, the Company is not a party to any agreement to issue, nor has it issued, any warrants, options or rights or preferred stock, notes or other evidence of indebtedness or other securities, instruments or agreements upon the exercise or conversion of which or pursuant to the terms of which additional shares of capital stock of the Company may become issuable. No holder of any of the Company's securities has preemptive rights or contractual rights of first refusal.

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          (c) The Company has the full right, power and authority to execute, deliver and perform under this Agreement, the Offered Shares and the Offering Agent Warrants. This Agreement has been duly executed by the Company and, at each Closing, the Offered Shares and the Offering Agent Warrants being issued will have been duly executed by the Company. This Agreement, the Offered Shares and the Offering Agent Warrants and the transactions contemplated by this Agreement and the Offering Agent Warrants have been duly authorized by all necessary corporate action and each constitute, the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws now or hereafter in effect which relate to or limit creditors' rights generally. The Company has participated in the preparation of the Prospectus which accurately reflects the business, operations and performance of the Company.

          (d) The Offered Shares to be issued at each Closing have been validly authorized for issuance and, when issued pursuant to this Agreement and the terms of the Offering, the Offered Shares and the Offering Agent Warrants, as the case may be, will be duly and validly authorized and issued, fully paid and nonassessable and free from preemptive rights or rights of first refusal held by any person.

          (e) The Company filed for protection under Chapter 11 of the Bankruptcy Code on December 19, 2000 and is proceeding to reorganize its operations in accordance with the Plan of Reorganization which is annexed to the Prospectus as an exhibit. The Company's property and assets are subject to the rules, regulations, orders, and rulings of the United States Bankruptcy Court for the Western District of Oklahoma.

          (f) Except as set forth in the Prospectus and all Exhibits thereto, neither the execution or delivery of this Agreement, the Offered Shares or the Offering Agent Warrants by the Company nor the performance by the Company of the transactions contemplated by this Agreement, the Offered Shares or the Offering Agent Warrants: (i) requires the consent, waiver, approval, license or authorization of or filing with or notice to any person, entity or public authority; (ii) violates or constitutes a default under or breach of any law, rule or regulation applicable to the Company; or (iii) conflicts with or results in a breach or termination of any provision of, or constitutes a default under, or will result in the creation of any lien, charge or encumbrance upon any of the property or assets of the Company with or without the giving of notice, the passage of time or both, pursuant to (A) the Company's certificate of incorporation or by-laws, as amended through the date of each Closing, (B) any mortgage, deed of trust, indenture, note, loan agreement, security agreement, contract, lease, license, alliance agreement, joint venture agreement, or other agreement or instrument, or (C) any order, judgment, decree, statute, regulation or any other restriction of any kind or character to which the Company is a party or by which any of the assets of the Company may be bound.

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          (g) Except as set forth in the Prospectus, the Company does not have any indebtedness to any officer, director, 5% stockholder or other Affiliate (as defined in the Rules and Regulations of the SEC under the 1933 Act) of the Company.

          (h) Except for its failure to remain current with its required filings with the Securities and Exchange Commission, the Company is in compliance with all laws, rules and regulations of all Federal, state and local government agencies having jurisdiction over the Company or affecting the business, assets or properties of the Company, except where the failure to comply has not and will not have a material adverse effect on the business, financial condition or results of operations of the Company, taken as a whole (a "Material Adverse Effect"). The Company possesses all licenses, permits, consents, approvals and agreements which are required to be issued by any and all applicable Federal, state or local authorities necessary for the operation of the business and/or in connection with its assets or properties, except where the failure to possess such licenses, permits, consents, approvals or agreements has not and will not have a Material Adverse Effect.

          (i) Following its emergence from bankruptcy and the reorganization of its operations thereunder, the Company will not be in default under any note, loan agreement, security agreement, mortgage, contract, franchise agreement, distribution agreement, lease, alliance agreement, joint venture agreement, agreement, license, permit, consent, approval or instrument to which it is a party, and, to the Company's knowledge, no event has occurred which, with or without the lapse of time or giving of notice, or both, would constitute such default thereof by the Company or would cause acceleration of any obligation of the Company or would adversely affect the business, operations, financial condition or prospects of the Company, except where such default or event, whether with or without the lapse of time or giving of notice, or both, has not and will not have a Material Adverse Effect. To the best of the knowledge of the Company, following the Company's emergence from bankruptcy and the reorganization of its operations thereunder, no party to any note, loan agreement, security agreement, mortgage, contract, franchise agreement, distribution agreement, lease, alliance agreement, joint venture agreement, agreement, license, permit, consent, approval or instrument with or given to the Company will be in default thereunder and no event will have occurred with respect to such party, which, with or without the lapse of time or giving of notice, or both, would constitute a default by such party or would cause acceleration of any obligations of such party.

          (j) To the best of the Company's knowledge, except as set forth in the Prospectus, no officer, director or 5% stockholder of the Company and no Affiliate of any such person holds any interest in any corporation, partnership, business, trust, sole proprietorship or any other entity which is engaged in a business similar to that conducted by the Company (other than a passive immaterial interest in a public company engaged in any such business).

          (k) Except as set forth in the Prospectus, there are no material (i.e., involving an asserted liability in excess of one hundred thousand dollars ($100,000))

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claims, actions, suits, proceedings or labor disputes, inquiries or investigations (whether or not purportedly on behalf of the Company), pending or, to the best of the Company's knowledge, threatened, against the Company, at law or in equity or by or before any Federal, state, county, municipal or other governmental department, SEC, National Association of Securities Dealers, Inc., board, bureau, agency or instrumentality, domestic or foreign, whether legal or administrative or in arbitration or mediation, nor is there any basis for any such action or proceeding.

          (l) The accounts receivable of the Company represent receivables generated from the sale of goods and services in the ordinary course of business. The Company knows of no material disputes concerning accounts receivable of the Company not disclosed in the Prospectus.

          (m) Except as set forth in the Prospectus, the Company does not have
(i) any written employment contracts and no oral employment contracts not terminable at will by the Company with any 5% shareholder, officer or director of the Company, (ii) any consulting agreement or other compensation agreement with any 5% shareholder, officer or director of the Company, or (iii) any agreement or contract with any 5% shareholder, officer or director of the Company, that will result in the payment by the Company, or the creation of any commitment or obligation (absolute or contingent), of the Company, to pay any severance, termination, "golden parachute", or similar payment to any present or former personnel of the Company, following termination of employment. No director, executive officer or other key employee of the Company, has advised the Company that he or she intends to resign as director and/or executive officer of the Company, or to terminate his or her employment with the Company.

          (n) The accounts payable of the Company represent bona fide payables to third parties incurred in the ordinary course of business and represent bona fide debts for services and/or goods provided to the Company.

          (o) Except as set forth in the Prospectus, the Company is not a party to a labor agreement with respect to any of its employees with any labor organization, union, group or association. There is no labor strike or labor stoppage or slowdown pending, or, to the knowledge of the Company, threatened against the Company nor has the Company experienced in the last five (5) years any work stoppage or other labor difficulty. The Company is in compliance with all applicable laws, rules and regulations regarding employment practices, employee documentation, terms or conditions of employment and wage and hours and the Company is not engaged in any unfair labor practices, except where the failure to comply has not and will not have a Material Adverse Effect. There are no unfair labor practices charges or complaints against the Company pending before the National Labor Relations Board or any other governmental agency.

          (p) Except as disclosed in the Prospectus, and except for the Company's 401(k) plan and health care plan made available to the Company's employees, there are no employee pension, retirement or other benefit plans, maintained, contributed to or required to be contributed to by the Company covering any employee or former employee of the Company. The Company does not have any liability or obligation of any kind or nature, whether accrued or contingent, matured or unmatured, known or unknown, under any provision of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or any provision of the Internal Revenue Code of 1986, as amended, specifically relating to persons subject to ERISA.

          (q) Except for state and federal tax returns for the period ended November 30, 2000, the Company has timely filed with the appropriate taxing authorities all returns in respect of taxes required to be filed through the date hereof and has timely paid all taxes that it is required to pay or has established an adequate reserve therefor, except where the Company has timely filed for extensions. There are no pending or, to the knowledge of the Company, threatened audits, investigations or claims for or relating to any liability of the Company in respect of taxes.

          (r) The Company does not have any material liabilities of any kind or nature whether accrued or contingent, matured or unmatured, known or unknown, except as set forth in the Prospectus and those liabilities incurred by the Company in the ordinary course of business since December 31, 2001.

          (s) Except as set forth in the Prospectus and except for Aggreko, plc, no customer of the Company during fiscal year 2001 accounted for more than 5% of the revenues of the Company (on a consolidated basis) and to the best of the Company's knowledge, no customer, other than the customers identified in the Prospectus and herein, will account for more than 5% of the Company's revenues (on a consolidated basis) during fiscal year 2002.

          (t) There are no finder's fees or brokerage commissions payable with respect to the transactions contemplated by this Agreement, except as provided in Paragraph 10 of this Agreement, and the Company agrees to indemnify and hold harmless the Offering Agent from and against any and all cost, damage, liability, judgment and expense (including reasonable fees and expenses of counsel) arising out of or relating to claims for such fees or commissions.

          (u) Except as set forth in the Prospectus, the Company is not currently and has not during the past six (6) months been engaged in negotiations with respect to: (i) any merger or consolidation of the Company where the Company would not be the surviving entity; or (ii) the sale of the Company, or any of its assets other than sales in the ordinary course of business.

          (v) Except as set forth in the Prospectus, the Company has the right to conduct its business in the manner in which it has been heretofore conducted. To the knowledge of the Company, the conduct of such businesses by the Company does not violate or infringe upon the patent, copyright, trade secret or other proprietary rights of any third party, and the Company has not received any notice of any claim of any such violation or infringement.

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          (w) To the best of its knowledge, the Company is currently in compliance in all respects with all applicable Environmental Laws (as defined below), including, without limitation, obtaining and maintaining in effect all permits, licenses, consents and other authorizations required by applicable Environmental Laws and the Company is currently in compliance with all such permits, licenses, consents and other authorizations, except where the failure to comply has not and will not have a Material Adverse Effect. The Company has not received notice from any property owner, landlord, tenant or Governmental Authority (as defined below) that Hazardous Wastes (as defined below) are being improperly used, stored or disposed of at any property currently or formerly owned or leased by the Company or that any soil or ground water contamination has emanated from any such property. For purposes hereof, the term "Environmental Laws" means, collectively, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Superfund Amendments and Reauthorization Act of 1986, the Resource Conservation and Recovery Act, the Toxic Substances Act, as amended, the Clean Air Act, as amended, the Clean Water Act, as amended, any other "Superfund" or "Superlien" law or any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, as now or at any time hereafter in effect. For purposes hereof, the term "Governmental Authority" shall mean the Federal Government of the United States of America, any state or any political subdivision of the Federal Government or any state, including but not limited to courts, departments, commissions, boards, bureaus, agencies, ministries or other instrumentalities. For purposes hereof, the term "Hazardous Waste" shall mean any regulated quantity of hazardous substances as listed by the United States Environmental Protection Agency ("EPA") and the list of toxic pollutants designated by the United States Congress and/or the EPA or defined by any other Federal, state or local statute, law, ordinance, code, rule, regulation, order, or decree regulating, relating to or imposing liability for standards of conduct concerning any hazardous, toxic substance or material.

          (x) The information contained in the Prospectus and all Exhibits thereto, taken together, describe in all material respects the business and financial condition of the Company, and such material, taken together, does not contain any misstatement of a material fact or omit to state a material fact necessary to make the information not misleading. The purchasers of the Offered Shares and Offering Agent shall be entitled to rely on such material notwithstanding any investigation they or any of them may have made.

     4.   Survival of Representations and Warranties and Indemnification.
          --------------------------------------------------------------
The representations and warranties of the Company set forth in Section 3 of this Agreement shall survive the execution and delivery of the Offered Shares. The indemnification obligations of the Company as set forth in the indemnification rider identified as Exhibit B (the "Indemnification Rider") to the May 23, 2001
                    ---------
engagement letter between the Company and the Offering Agent, as same shall be supplemented and/or amended, is hereby incorporated herein by reference in its entirety as if more fully

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set forth herein and the provisions of the Indemnification Rider shall apply and be applicable to, among other things, all representations and warranties of the Company.

     5. Use of Proceeds. The net proceeds from the sale of the Offered Shares
        ---------------
will be used by the Company as disclosed in the Prospectus.

     6. Securities Exempt from Registration. Based solely upon the Order (the
        -----------------------------------
"Order") of the United States Bankruptcy Court for the Western District of Oklahoma dated January 8, 2002, and the applicable sections of Section 1145 of the Bankruptcy Code, the parties intend for the Offered Shares to be exempt from registration under the 1933 Act pursuant to Section 1145 of the United States Bankruptcy Code. Based solely on the Order, the certificates representing the Offered Shares will bear no investment legend. In the event the Offered Shares are determined not to be exempt from registration pursuant to Section 1145 of the Bankruptcy Code, they shall, in accordance with Section 7 hereof, be registered for resale under the 1933 Act and the certificates representing the Offered Shares will bear an appropriate investment legend. In such event, the Offering Agent will use its reasonable best efforts to cause the certificates to be returned to the Company or its transfer agent for the addition of an appropriate investment legend on the certificates.

     7. Registration Rights and "Piggy-Back" Registration Rights.
        --------------------------------------------------------

        (a) In the event that the Offered Shares are determined not to be exempt from registration pursuant to Section 1145 of the United States Bankruptcy Code, the Company shall prepare and file with the SEC, within one hundred fifty (150) days following demand by holders of at least twenty-five (25%) percent of the Offered Shares, a registration statement ("Registration Statement") on the appropriate form under the 1933 Act, with respect to the Offered Shares and the Offered Shares issuable upon exercise of the Offering Agent Warrants (collectively, the "Registrable Securities"). The Company will use its best efforts to have such Registration Statement declared effective as soon as possible thereafter, and shall keep such Registration Statement current and effective for at least three (3) years from the effective date thereof or until such earlier date as all of the Registrable Securities have been sold or otherwise transferred. The Offering Agent shall have such registration rights as are set forth in the Offering Agent Warrant.

        (b) If the Company effects any registration under the 1933 Act of any Registrable Securities pursuant to Paragraphs 7(a) above or 7(g) below, the Company shall indemnify, to the extent permitted by law, and hold harmless each holder of the Registrable Securities (each a "Registered Holders") whose Registrable Securities are included in such Registration Statement (each, a "Seller"), any underwriter, any officer, director, employee or agent of any Seller or underwriter, and each other person, if any, who controls any Seller or underwriter within the meaning of Section 15 of the 1933 Act, against any losses, claims, damages or liabilities, judgment, fines, penalties, costs and expenses, joint or several, or actions in respect thereof (collectively, the "Claims"), to which each such indemnified party becomes subject, under the 1933 Act or otherwise,

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insofar as such Claims arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or any amendment or supplement thereto or any document filed under a state securities or blue sky law (collectively, the "Registration Documents") or insofar as such Claims arise out of or are based upon the omission or alleged omission to state in any Registration Document a material fact required to be stated therein or necessary to make the statements made therein not misleading, and will reimburse any such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in investigating or defending any such Claim; provided that the Company shall not be liable in any such case to a particular indemnified party to the extent such Claim is based upon an untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in any Registration Document in reliance upon and in conformity with written information furnished to the Company by or on behalf of such indemnified party specifically for use in the preparation of such Registration Document.

          (c) In connection with any registration statement in which any Seller is participating, each Seller, as a condition to the Company's obligation to register the Offered Shares shall agree, severally and not jointly, to indemnify, to the extent permitted by law, and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each other person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act, each other Seller and each underwriter, any officer, director, employee or agent of any such other Seller or underwriter and each other person, if any, who controls such other Seller or underwriter within the meaning of Section 15 of the 1933 Act against any Claims to which each such indemnified party may become subject under the 1933 Act or otherwise, insofar as such Claims (or actions in respect thereof) are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Document, or insofar as any Claims are based upon the omission or alleged omission to state in any Registration Document a material fact required to be stated therein or necessary to make the statements made therein not misleading, and will reimburse any such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in investigating or defending any such claim; provided, however, that such indemnification or reimbursement shall be payable only if, and to the extent that, any such Claim arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Registration Document in reliance upon and in conformity with written information furnished to the Company by the Seller specifically for use in the preparation thereof.

          (d) Any person entitled to indemnification under Paragraphs 7(b) or 7(c) above shall notify promptly the indemnifying party in writing of the commencement of any Claim if a claim for indemnification in respect thereof is to be made against an indemnifying party under this Paragraph 7(d), but the omission of such notice shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under Paragraph 7(b) or 7(c) above, except to the extent that such failure shall materially adversely affect any indemnifying party or its rights hereunder. In case any action is brought against the indemnified party and it shall notify the

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indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it chooses, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party; and, after notice from the indemnifying party to the indemnified party that it so chooses, the indemnifying party shall not be liable for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that (i) if the indemnifying party fails to take reasonable steps necessary to defend diligently the Claim within twenty (20) days after receiving notice from the indemnified party that the indemnified party believes it has failed to do so; (ii) if the indemnified party who is a defendant in any action or proceeding which is also brought against the indemnifying party reasonably shall have concluded that there are legal defenses available to the indemnified party which are not available to the indemnifying party; or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all indemnified parties in each jurisdiction, except to the extent any indemnified party or parties reasonably shall have concluded that there are legal defenses available to such party or parties which are not available to the other indemnified parties or to the extent representation of all indemnified parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct) and the indemnifying party shall be liable for any reasonable expenses therefor; provided, that no indemnifying party shall be subject to any liability for any settlement of a Claim made without its consent (which may not be unreasonably withheld, delayed or conditioned). If the indemnifying party assumes the defense of any Claim hereunder, such indemnifying party shall not enter into any settlement without the consent of the indemnified party if such settlement attributes liability to the indemnified party.

          (e) If for any reason the indemnity provided in Paragraphs 7(b) or 7(c) above is unavailable, or is insufficient to hold harmless, an indemnified party, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of any Claim in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other from the transactions contemplated by this Agreement. If, however, the allocation provided in the immediately preceding sentence is not permitted by applicable law, or if the indemnified party failed to give the notice required by Paragraph 7(d) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable in respect of any Claim shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim. Notwithstanding the foregoing, no underwriter or controlling person thereof, if any, shall be required to contribute, in respect of such underwriter's participation as an underwriter in the offering, any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligation of any underwriters to contribute pursuant to this paragraph (e) shall be several in proportion to their respective underwriting commitments and not joint.

          (f) The provisions of Paragraphs 7(b) through 7(e) of this Agreement shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer of the Registrable Securities by any such party.

          (g) The Registered Holders shall have certain "piggy-back" registration rights with respect to the Registrable Securities as hereinafter provided:

              A. If at any time after the Initial Closing Date, the Company shall file with the SEC a registration statement under the 1933 Act (other than a registration on Form S-4 or Form S-8 or successors thereto or on any other form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities) registering any shares of Common Stock, the Company shall give written notice to each Registered Holder thereof prior to such filing.

              B. Within fifteen (15) days after such notice from the Company, each Registered Holder shall give written notice to the Company whether or not the Registered Holder desires to have all of the Registered Holder's Registrable Securities included in the registration statement. If a Registered Holder fails to give such notice within such period, such Registered Holder shall not have the right to have Registered Holder's Registrable Securities registered pursuant to such registration statement. If a Registered Holder gives such notice, then the Company shall include such Registered Holder's Registrable Securities in the registration statement, at the Company's sole cost and expense, subject to the remaining terms of this Paragraph 7(g).

              C. If the registration statement relates to an underwritten offering, and the underwriter shall determine in writing that the total number of shares of Common Stock to be included in the offering, including the Registrable Securities, shall exceed the amount which the underwriter deems to be appropriate for the offering, the number of shares of the Registrable Securities shall be reduced in the same proportion as the remainder of the shares in the offering and each Registered Holder's Registrable Securities included in such registration statement will be reduced proportionately. For this purpose, if other securities in the registration statement are derivative securities, their underlying shares shall be included in the computation. The Registered Holders shall enter into such agreements as may be reasonably required by the underwriters and the Registered Holders shall pay to the underwriters commissions relating to the sale of their respective Registrable Securities.

               D. Each Registered Holder shall have two (2) opportunities to have the Registrable Securities registered under this Paragraph 7(g).

               E. A Registered Holder shall furnish in writing to the Company such information as the Company shall reasonably require in connection with a registration statement.

          (h) If and whenever the Company is required by the provisions of this Paragraph 7 to use its best efforts to register any Registrable Securities under the 1933 Act, the Company shall, as expeditiously as possible under the circumstances:

               A. Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective as soon as possible after filing and remain effective.

               B. Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement current and effective and to comply with the provisions of the 1933 Act, and any regulations promulgated thereunder, with respect to the sale or disposition of all Registrable Securities covered by the registration statement required to effect the distribution of the securities, but in no event shall the Company be required to do so for a period of more than three (3) years following the effective date of the registration statement.

               C. Furnish to the Registered Holders participating in the offering, copies (in reasonable quantities) of summary, preliminary, final, amended or supplemented prospectuses, in conformity with the requirements of the 1933 Act and any regulations promulgated thereunder, and other documents as reasonably may be required in order to facilitate the disposition of the securities, but only while the Company is required under the provisions hereof to keep the registration statement current.

               D. Use its best efforts to register or qualify the Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions of the United States as the Registered Holders participating in the offering shall reasonably request, and do any and all other acts and things which may be reasonably necessary to enable each participating Registered Holder to consummate the disposition of the Registrable Securities in such jurisdictions.

               E. Notify each Registered Holder selling Registrable Securities, at any time when a prospectus relating to any such Registrable Securities covered by such registration statement is required to be delivered under the 1933 Act, of the Company's becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and promptly prepare and furnish to each such Registered Holder selling Registrable Securities a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

               F. Pay all Registration Expenses (as defined below) incurred in connection with a registration of Registrable Securities, whether or not such registration statement shall become effective; provided that each Registered Holder shall pay all underwriting discounts, commissions and transfer taxes, and their own counsel and accounting fees, if any, relating to the sale or disposition of such Registered Holder's Registrable Securities pursuant to a registration statement. As used herein, "Registration Expenses" means any and all reasonable and customary expenses incident to performance of or compliance with the registration rights set forth herein, including, without limitation,
(i) all SEC and stock exchange or NASDAQ registration and filing fees, (ii) all fees and expenses of complying with state securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities but no other expenses of the underwriters or their counsel), (iii) all printing, messenger and delivery expenses, and (iv) the reasonable fees and disbursements of counsel for the Company and the Company's independent public accountants.

           (i) The Company acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Paragraph 7 and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Paragraph 7 may be specifically enforced. In the event that the Company shall fail to file such registration statement when required pursuant to Paragraph 7(a) above or to keep any registration statement effective as provided in this Paragraph or otherwise fails to comply with its obligations and agreements in this Paragraph 7, then, in addition to any other rights or remedies Sellers may have at law or in equity, including without limitation, the right of rescission, the Company shall indemnify and hold harmless each holder of Registrable Securities from and against any and all manner or loss which they may incur as a result of such failure. In addition, the Company shall also reimburse such holders for any and all reasonable legal fees and expenses incurred by them in enforcing their rights pursuant to this Paragraph 7, regardless of whether any litigation was commenced; provided, however, that the Company shall not be liable for the fees and expenses of more than one law firm, which firm shall be designated by the Offering Agent.

     8.   Conditions. The following obligations of the Company shall be
          ----------
satisfied or fulfilled on or prior to the date of each Closing, unless otherwise agreed to in writing by the Offering Agent:

          (a) The Company shall have delivered to the Offering Agent, at the Initial Closing, (i) a currently-dated long-form good standing certificate or telegram from the Secretary of State where the Company is incorporated; (ii) the certificate of incorporation of the Company, as currently in effect, certified by the secretary of the Company; and (iii) by-laws of the Company certified by the secretary of the Company.

          (b) There shall have occurred no event which had a Material Adverse Effect on the Company or its business, assets, prospects or the Company's securities since the date of this Agreement.

          (c) No litigation or administrative proceeding shall have been threatened or commenced against the Company which (i) seeks to enjoin or otherwise prohibit or restrict the consummation of the transactions contemplated by this Agreement or (ii) if adversely determined, would have a Material Adverse Effect on the Company or the Company's securities.

          (d) The Company shall have delivered to the Offering Agent a certificate of its principal executive and financial officers as to the matters set forth in Paragraphs 8(a), (b) and (c) of this Agreement and to the further effect that (i) the Company is not in default, in any respect, under any note, loan agreement, security agreement, mortgage, deed of trust, indenture, contract, alliance agreement, lease, license, joint venture agreement, agreement or other instrument to which it is a party, except as disclosed in the Prospectus and except where such default has not and will not have a Material Adverse Effect; (ii) the Company's representations and warranties contained in this Agreement are true and correct in all respects on such date with the same force and effect as if made on such date; (iii) there has been no amendment or changes to the Company's certificates of incorporation or by-laws or authorizing resolutions from those delivered pursuant to Paragraph 8(a) of this Agreement; and (iv) no event has occurred which, with or without the lapse of time or giving of notice, or both, would constitute a breach or default thereof by the Company or would cause acceleration of any obligation of the Company, or could adversely affect the business, operations, financial condition or prospects of the Company.

          (e) The Offering Agent shall have received the opinion of Hartzog Conger Cason & Neville, special counsel for the Company, dated as of the Closing Date in form and substance reasonably satisfactory to the Offering Agent and its counsel.

          (f) Subscriptions for at least the Minimum Amount of Offered Shares shall have been accepted by the Company.

           (g) In addition to the right of the Offering Agent to terminate this Agreement and not consummate the transactions contemplated by this Agreement as a result of the failure of the Company to comply with any of its obligations set forth in this Agreement, this Agreement may be terminated by the Offering Agent by written notice to the Company at any time prior to the Initial Closing if, in the Offering Agent's sole judgment, (i) the Company shall have sustained a loss that is material to the Company, taken as a whole, whether or not insured, by reason of fire, earthquake, flood, accident or other calamity, or from any labor dispute or court or government action, order or decree; (ii) trading in securities on any exchange or system shall have been suspended or limited, either generally or specifically, with respect to the Company's Common Stock;
(iii) material governmental restrictions have been imposed on trading in securities, generally or specifically, with respect to the Company's Common Stock (not in force and effect on the date of this Agreement); (iv) a banking moratorium shall have been declared by Federal or New York State authorities;
(v) an outbreak of major international hostilities or other national or international calamity shall have occurred; (vi) the Congress of the United States or any state legislative body shall have passed or taken any action or measure, or such bodies or any governmental body or any authoritative accounting institute, or board, or any governmental executive shall have adopted any orders, rules or regulations, which the Offering Agent reasonably believes is likely to have a Material Adverse Effect on the business, financial condition or financial statements of the Company or the market for the Common Stock; or (vii) there shall have been, in the Offering Agent's judgment, a material decline in the Dow Jones Industrial Index or the market price of the Common Stock at any time subsequent to the date of this Agreement.

      9.   Covenants of the Company. The Company agrees at all times as long as
           ------------------------
the Offering Agent Warrants may be exercised, to keep reserved from the authorized and unissued Common Stock, such number of shares of Common Stock as may be, from time to time, issuable upon exercise of the Offering Agent Warrants. The Company further agrees that, simultaneous with the Initial Closing, it shall promptly take all necessary and appropriate steps to elect three directors to its Board of Directors who shall be appointees of the Offering Agent. In addition, the Company agrees that following the Initial Closing, it shall use its best efforts to timely file all reports required by the Securities and Exchange Commission in accordance with the 1933 Act and the Securities Exchange Act of 1934 including, but not limited to, its Form 10-KSB for the period ended November 30, 2001. The Company also agrees that by the Final Closing, the Company and the Offering Agent shall have entered into a twelve month financial advisory agreement on the Offering Agent's customary form providing for a payment of $7,500 per month.

      10.  Fees.
           ----

           (a) Upon the receipt of the Company of the payment (including "rollover" of debt) from purchasers of the Offered Shares, the Company will pay the Offering Agent a fee, in cash, (the "Cash Fee") equal to eight (8%) percent of the gross proceeds (or deemed gross proceeds) raised from the sale of the Offered Shares. Such amount of the Cash Fee may be deducted by the Offering Agent from the payment being made to the Company pursuant to Section 2 of this Agreement. Notwithstanding the foregoing, the Offering Agent, in its sole and absolute discretion, can elect to receive, in lieu of all or part of the Cash Fee, Offered Shares valued at the Purchase Price (as defined in the Prospectus) (the "Offering Agent Offered Shares"). In addition, the Company shall issue to the Offering Agent at the Final Closing, five (5) year Warrants to purchase an amount of shares of the Company's Common Stock equal to ten (10%) percent of the total number of shares of Common Stock sold in the transaction contemplated by this Agreement, at an exercise price of 120% of the Conversion Price (the "Offering Agent Warrants").

          (b) The Company shall reimburse the Offering Agent for up to $50,000 of its reasonable expenses (including reasonable fees and expenses of its counsel) incurred in connection with the transaction contemplated by this Agreement.

          (c) The Company shall pay any fees required in connection of the qualification of the sale of the Offered Shares under the state securities or "blue sky" laws of any state which the Offering Agent reasonably deems necessary and any other out-of-pocket expenses incurred by the Offering Agent in connection with the transaction contemplated by this Agreement.

          (d) All payments in connection with the sale of the Offered Shares shall be made pursuant to the terms and conditions of the escrow agreement dated as of January 22, 2002 between the Company, the Offering Agent and JP Morgan Trust Company, an executed copy of which has been delivered to and acknowledged by the Company.

     11.  Notices. All notices provided for in this Agreement shall be in
          -------
writing signed by the party giving such notice, and delivered personally or sent by overnight courier or messenger against receipt thereof or sent by registered or certified mail, return receipt requested, or by facsimile transmission, if confirmed by mail as provided in this Paragraph 11. Notices shall be deemed to have been received on the date of personal delivery or facsimile or, if sent by certified or registered mail, return receipt requested, shall be deemed to be delivered on the third business day after the date of mailing. Notices shall be sent to the following addresses:

          To the Company:

                        TOWER TECH, INC.
                        11935 So. I-44 Service Road
                        Oklahoma City, OK 73173
                        Facsimile:   (405) 979-2185
                        Attention:   Robert C. Brink, Chief Executive Officer

                With a copy to:

                                    HARTZOG CONGER CASON & NEVILLE
                                    1600 Bank of Oklahoma Plaza
                                    201 Robert S. Kerr Avenue
                                    Oklahoma City, OK 73102
                                    Facsimile: (405) 235-7329
                                    Attention: Armand Paliotta, Esq. or
                                                     John Robertson, Esq.

                To Offering Agent:

                                    TAGLICH BROTHERS, INC.
                                    1370 Avenue of the Americas
                                    New York, NY 10109
                                    Facsimile:       (212) 509-6587
                                    Attention:       Mr. Richard C. Oh

                With a copy to:

                                    Ruskin, Moscou, Evans & Faltischek, P.C.
                                    190 EAB Plaza
                                    East Tower, 15/th/ Floor
                                    Uniondale, New York 11556
                                    Facsimile:       (516) 663-6678
                                    Attention:       Jeffrey A. Wurst, Esq.

or to such other address as any party shall designate in the manner provided in this Paragraph 11.

       12.      Miscellaneous.
                -------------

                (a) This Agreement constitutes the entire agreement between the parties relating to the subject matter hereof, superseding any and all prior or contemporaneous oral and prior written agreements and understandings. This Agreement may not be modified or amended nor may any right be waived except by a writing which expressly refers to this Agreement, states that it is a modification, amendment or waiver and is signed by all parties with respect to a modification or amendment or the party granting the waiver with respect to a waiver. No course of conduct or dealing and no trade custom or usage shall modify any provisions of this Agreement.

                (b) This Agreement shall be governed by and construed in accordance with the law of the State of New York without regard to any principles of conflicts of law.

          (c) This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective personal representatives, successors and permitted assigns.

          (d) In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect as if said provision were never included herein.

          (e) Each party shall, without payment of any additional consideration by any other party, at any time on or after the date of any Closings take such further action and execute such other and further documents and instruments as the other party may request in order to provide the other party with the benefits of this Agreement.

          (f) The captions and headings contained herein are solely for convenience and reference and do not constitute a part of this Agreement.

          (g) All references to any gender shall be deemed to include the masculine, feminine or neuter gender, the singular shall include the plural and the plural shall include the singular.

          (h) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same document.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first aforesaid.




TOWER TECH, INC.                            TAGLICH BROTHERS, INC.




By:/s/Robert C. Brink                       By:/s/Richard C. Oh
   --------------------------------            ----------------
   Name:       Robert C. Brink                 Name:     Richard C. Oh
   Title:      Chief Executive Officer         Title:    Vice President

                                    EXHIBIT A
                                    ---------

     Names, Addresses and Social Security or
              Employer Identification                       Principal Amount
                Numbers of Investors                        of Offered Shares
                --------------------                        -----------------